--------------------

Continued from previous page

                                                   Continued on following page

                                       -4-

PHLLIB-0407549.01-MBPOLLAC
January 17, 2001  11:10 AM

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 18, 2001
                                                       ----------------

                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-83815                 94-3328762
          --------                  ---------                 ----------
  (State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


    Coso Finance Partners               California            68-0133679
    Coso Energy Developers              California            94-3071296
    Coso Power Developers               California            94-3102796
    ---------------------               ----------            ----------
(Exact names of Registrants as        (State or other        (IRS Employer
  specified in their charters)        jurisdiction of      Identification No.)
                                       incorporation)


   1114 Avenue of the Americas, 41st Floor, New York, New York  10036-7790
   -----------------------------------------------------------  ----------
                (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (212) 921-9099
                                                          --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item  5.        Other Events.

        The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II (together, the "Coso partnerships"), their transmission lines, wells, gathering system and other related facilities. The Coso projects are located near one another in the Mojave Desert approximately 150 miles northeast of Los Angeles, California, and have been generating electricity since the late 1980s. The Coso partnerships sell 100% of the electrical energy generated at the plants to Southern California Edison ("Edison") under three long-term Standard Offer No. 4 power purchase agreements.

        Caithness Coso Funding Corp.("Funding Corp.")is a single-purpose Delaware Corporation formed to issue senior secured notes("Notes")for its own account and as an agent acting on behalf of the Coso partnerships. On May 28,1999, Funding Corp. sold $413,000,000 of senior secured notes. Pursuant to separate credit agreements between Funding Corp. and each partnership ("Credit Agreements"), the net proceeds from the offering of the Notes were loaned to the Coso partnerships. Payment of the Notes is provided for by payments made by the Coso partnerships under their respective project loans. Funding Corp. has no material assets, other than the project loans, and does not conduct any operations apart from issuing the Notes and making the project loans to the Partnerships.

        Pursuant to each Credit Agreement,each Coso partnership is required to make project loan payments in scheduled installment amounts which, in the aggregate, are sufficient to enable Funding Corp. to pay scheduled principal and interest on the Notes. Payments are due on June 15 and December 15 of each year. Each Coso partnership funds its loan payments from the payments for energy received from Edison.

        Moodys Investor Services downgraded Funding Corp's Notes on January
17, 2001 to "Caa2" reflecting their recent downgrade of Edison to a similar rating. Standard & Poors and Fitch have recently also downgraded Edison to "D". Standard & Poors and Fitch have placed Funding Corp's Notes on Credit Watch Negative but as of the date of this filing have not downgraded Funding Corp's Notes.

        On January 16, 2001, Edison announced that it was temporarily suspending payments for energy pending a permanent solution to its liquidity crisis. Edison has not made payments to the Coso partnerships for power generated in November 2000. This payment of approximately $13.3 million was due in early January. The Coso partnerships have also billed Edison approximately $32.5 million for power generated in December 2000. Payment of this amount is due in February 2001. The Coso partnerships have not yet billed Edison for energy provided in January 2001. To date the cost to Edison for this power would be approximately $20 million.

          Funding Corp. has a debt service reserve of over $26 million. This reserve is sufficient to make the next debt payment, which is due on June 15, 2001. The project also has a capital expenditure reserve in excess of $11.5 million, which can only be utilized for project capital expenditures under the terms of the Notes. That amount is sufficient to cover the capital budget for the current year. The project also has unrestricted cash which will be utilized to pay operating expenses for a period of time.

        Management of the Coso partnerships as well as other power generators have been involved in continuing negotiations with Edison and state and federal officials in an effort to solve the current situation. There can be no assurance that a resolution will be reached or what the terms of any such resolution may include.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Coso partnerships to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of the Coso partnerships. In connection with the safe harbor provisions of the Reform Act, the Coso partnerships have identified important factors that could cause actual results to differ materially from such expectations, including resolution of the energy crisis in California, operating uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 18, 2001                CAITHNESS COSO FUNDING CORP.,
                                       a Delaware corporation

                                       By:     /S/ CHRISTOPHER T. MCCALLION
                                               ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO FINANCE PARTNERS
                                       a California corporation

                                       By:     /S/ CHRISTOPHER T. MCCALLION
                                               ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO ENERGY DEVELOPERS
                                       a California corporation

                                       By:     /S/ CHRISTOPHER T. MCCALLION
                                               ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO POWER DEVELOPERS
                                       a California corporation

                                       By:     /S/ CHRISTOPHER T. MCCALLION
                                               ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)